UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 12, 2011

EDWARDS LIFESCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-2500

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

(1) At the 2011 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), stockholders of the Company approved the amendment and restatement of the Company’s Long-Term Stock Incentive Compensation Program (the “Long-Term Stock Program”) by the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote.  Pursuant to the amended and restated Long-Term Stock Program, among other things, the total number of shares of common stock available for issuance under the Long-Term Stock Program was increased by 1,500,000 shares.  A more detailed description of the amended and restated Long-Term Stock Program is set forth  in the Company’s Definitive Proxy Statement filed March 31, 2011, under the Securities Exchange Act of 1934 (the “Proxy Statement”) in the sections entitled “Proposal 2—Amendment and Restatement of the Long-Term Stock Incentive Compensation Program” and “The Long-Term Stock Incentive Compensation Program” and is incorporated herein by reference.  Such description is qualified in its entirety by reference to the Long-Term Stock Program attached to the Proxy Statement as Appendix A and incorporated herein by reference as Exhibit 10.1.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on May 12, 2011, the stockholders of the Company elected two directors to serve on the Board of Directors for three-year terms, approved the Amended and Restated Long-Term Stock Program, approved the compensation of the Company’s named executive officers, recommended an annual stockholder vote on the compensation of the Company’s named executive officers, and ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011.  Set forth below are the voting results for these proposals:

(i) Election of Directors:

	For	Against	Abstain	Broker Non-Votes
John T. Cardis	92,167,132	1,895,443	77,888	8,439,908

David E. I. Pyott	91,485,912	2,575,086	79,465	8,439,908

(ii) Approval of Long-Term Stock Program:

For	Against	Abstain	Broker Non-Votes
87,387,511	6,620,943	132,009	8,439,908

(iii) Approval of the compensation of the Company’s named executive officers in a non-binding advisory vote:

For	Against	Abstain	Broker Non-Votes
89,848,705	4,103,201	188,557	8,439,908

(iv) Non-binding advisory recommendation of the frequency of a stockholder vote on the compensation of the Company’s named executive officers:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
69,045,412	772,448	24,180,449	142,154	8,439,908

The Company will include a non-binding advisory stockholder vote on the compensation of its named executive officers in its proxy materials every year until the next advisory vote on the frequency of stockholder votes on the compensation of its named executive officers.

(v) Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011:

For	Against	Abstain	Broker Non-Votes
100,848,949	1,631,037	100,385	0

Item 8.01.             Other Events.

At its meeting on May 12, 2011, the Board of Directors of the Company selected Wesley W. von Schack as its Presiding Director, succeeding Mike R. Bowlin.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

10.1    Amended and Restated Long-Term Stock Incentive Compensation Program (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed March 31, 2011, under the Securities Exchange Act of 1934).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2011

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Denise E. Botticelli
Denise E. Botticelli
Vice President, Associate General Counsel and Secretary